CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant: Thrivent Financial Securities Lending Trust

In connection with the Report on Form N-CSR for the above-named issuer, the undersigned hereby certify, to the best of her or his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

January 7, 2005                                      /s/ Pamela J. Moret
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                                                    Pamela J. Moret
                                                    President

January 7, 2005                                      /s/ Randall L. Boushek
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                                                    Randall L. Boushek
                                                    Treasurer